Exhibit 10.3

Execution Version

AMENDMENT NO. 9

August 4, 2023

Faraday Future Intelligent Electric Inc.

18455 South Figueroa Street

Gardena, California 90248

Attention: Legal Department, Mike Beck

Phone: (800) 228-7702

Email: david.beck@ff.com

Re:	Amendment No. 9

Ladies and Gentlemen:

Reference is made to that certain Securities Purchase Agreement dated as of August 14, 2022 (as amended by that certain Amendment No. 1 to Securities Purchase Agreement and Convertible Senior Secured Promissory Notes, dated as of September 23, 2022, that certain Joinder and Amendment Agreement, dated as of September 25, 2022, that certain Limited Consent and Third Amendment to Securities Purchase Agreement, dated as of October 24, 2022, that certain Amendment No. 4, dated as of December 28, 2022, that certain Limited Consent and Amendment No. 5, dated as of January 25, 2023, that certain Amendment No. 6 to Securities Purchase Agreement, dated as of February 3, 2023, that certain Amendment No. 7, dated as of March 23, 2023, that certain Amendment No. 8, dated as of May 8, 2023, and as the same may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “SPA”), by and among Faraday Future Intelligent Electric Inc., a Delaware corporation (the “Issuer”), FF Vitality Ventures LLC (the “FF Vitality Purchaser”), the other financial institutions or other entities from time to time parties thereto (with the FF Vitality Purchaser, each a “Purchaser” and collectively, the “Purchasers”) and FF Simplicity Ventures LLC, a Delaware limited liability company, as administrative agent and collateral agent. Capitalized terms used but not defined herein shall have the meanings set forth in the SPA. This Amendment No. 9 is referred to herein as this “Amendment No. 9”.

1.	Amendments to the SPA.

The definition of “Required Minimum” as used in the SPA, shall be amended and restated to read in its entirety as follows:

““Required Minimum” means:

(a) until the earlier of (x) September 30, 2023 and (y) the earlier of (I) the Trading Day immediately following the date of consummation of a reverse stock split of the Common Stock of the Issuer and (II) the fifteenth (15th) Business Day after the Issuer shall have obtained the approval of its stockholders to increase the authorized shares of Common Stock of the Issuer (as applicable, the “Waiver Expiration Date”), zero shares of Common Stock, and

(b) immediately after the Waiver Expiration Date, the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to the Transaction Documents, including any Underlying Shares issuable upon exercise in full of all Warrants or conversion in full of all Notes (including Underlying Shares issuable as payment of interest on the Notes), ignoring any conversion or exercise limits set forth therein.”

2.	Miscellaneous.

a.	The provisions of this Amendment No. 9 shall become effective against the FF Vitality Purchaser upon the execution and delivery by the FF Vitality Purchaser of a counterpart hereto and Section 1 of this Amendment No. 9 shall be effective against all Purchasers upon the execution and delivery of the FF Vitality Purchaser and the concurrent execution and delivery by Senyun International Ltd. (the “Senyun Purchaser”) as party to that certain Amendment No. 10, to be dated as of the date hereof, by and between the Issuer and the Senyun Purchaser, with the FF Vitality Purchaser and the Senyun Purchaser collectively satisfying the requisite number of Purchasers necessary for the amendment in Section 1 to be effective in accordance with the terms of the SPA.

b.	In order to induce the FF Vitality Purchaser to enter into this Amendment No. 9, the Issuer hereby represents and warrants to the FF Vitality Purchaser, immediately after giving effect to this Amendment No. 9, as of the date hereof and in each case, that all material non-public information regarding the Issuer or any other Credit Party that has been disclosed to the FF Vitality Purchaser on or prior to the date hereof, has been disclosed in the Issuer’s public filings with the Commission prior to the date hereof or will be disclosed within one Business Day of such disclosure.

c.	Except as otherwise expressly provided herein, nothing contained herein shall constitute or be deemed to be a waiver or amendment of, or consent to any departure from any other term or provision in the SPA or any other Financing Document, each of which shall continue unmodified and in full force and effect, nor shall the foregoing consent and amendment constitute a course of dealing among the parties. Except as specifically set forth herein, the FF Vitality Purchaser reserves all of its rights and remedies under the SPA and the Financing Documents.

d.	On or before 8:30 a.m., New York time, on the business day immediately following this Amendment No. 9, the Issuer shall file a Current Report on Form 8-K describing all the material terms of the transactions contemplated hereby in the form required by the Securities Exchange Act of 1934, as amended, and attaching the form of this Amendment No. 9 (including all attachments, the “8-K Filing”). From and after the filing of the 8-K Filing, the Issuer shall have disclosed all material, non-public information (if any) provided to each Purchaser by the Issuer or any of its Subsidiaries or any of their respective officers, directors, employees or agents in connection with the transactions contemplated hereby. In addition, effective upon the filing of the 8-K Filing, the Issuer acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Issuer, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and each Purchaser or any of its affiliates, on the other hand, relating to the transactions contemplated by this Amendment No. 9, shall terminate.

e.	The obligations of the FF Vitality Purchaser to this Amendment No. 9 are several and not joint with the obligations of any other holder of securities of the Issuer (each, an “Other Holder”), and the Purchaser party to this Amendment No. 9 shall not be responsible in any way for the performance of the obligations of any Other Holder under any other agreement by and between the Issuer and any Other Holder (each, an “Other Agreement”). Nothing contained herein or in any Other Agreement, and no action taken by the Purchaser party hereto pursuant to this Amendment No. 9, shall be deemed to constitute the Purchaser party hereto and Other Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that FF Vitality Purchaser and Other Holders are in any way acting in concert or as a group with respect to such obligations or any Other Agreement and the Issuer acknowledges that, to the best of its knowledge, FF Vitality Purchaser and the Other Holders are not acting in concert or as a group with respect to such obligations or any Other Agreement. The Issuer and FF Vitality Purchaser confirm that FF Vitality Purchaser has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The FF Vitality Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Amendment No. 9, and it shall not be necessary for any Other Holder to be joined as an additional party in any proceeding for such purpose.

f.	The Issuer hereby represents and warrants as of the date hereof and covenants and agrees that none of the terms offered to any Person with respect to the transactions contemplated hereby (each an “Comparable Document”) is or will be more favorable to such Person (other than any reimbursement of legal fees) than those of FF Vitality Purchaser and this Amendment No. 9. If, and whenever on or after the date hereof, the Issuer enters into a Comparable Document, then (i) the Issuer shall provide notice thereof to FF Vitality Purchaser promptly following the occurrence thereof and (ii) the terms and conditions of this Amendment No. 9 shall be, without any further action by FF Vitality Purchaser or the Issuer, automatically amended and modified in an economically and legally equivalent manner such that FF Vitality Purchaser shall receive the benefit of the more favorable terms and/or conditions (as the case may be) set forth in such Comparable Document, provided that upon written notice to the Issuer promptly after entrance of the Issuer into such Comparable Document, FF Vitality Purchaser may elect not to accept the benefit of any such amended or modified term or condition, in which event the term or condition contained in this Amendment No. 9 shall apply to FF Vitality Purchaser as it was in effect immediately prior to such amendment or modification as if such amendment or modification never occurred with respect to FF Vitality Purchaser.

g.	This Amendment No. 9 may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Amendment No. 9 by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

h.	THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN ALL MATTERS ARISING OUT OF, IN CONNECTION WITH OR RELATING TO THIS AMENDMENT NO. 9, INCLUDING, WITHOUT LIMITATION, ITS VALIDITY, INTERPRETATION, CONSTRUCTION, PERFORMANCE AND ENFORCEMENT, WITHOUT REGARD TO CONFLICTS OF LAWS PROVISIONS OF SUCH STATE.

- Remainder of page intentionally blank; signature pages follow -

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 9 to be duly executed by their respective duly authorized officers on the date first written above.

ISSUER:

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

By:	/s/ Xuefeng Chen
Name:	Xuefeng Chen
Title:	Chief Executive Officer

(Signature Page to Amendment No. 9)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 9 to be duly executed by their respective duly authorized officers on the date first written above.

PURCHASER:

FF VITALITY VENTURES LLC

By:	/s/ Antonio Ruiz-Gimenez
Name:	Antonio Ruiz-Gimenez
Title:	Managing Partner

(Signature Page to Amendment No. 9)